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                                                                    Exhibit 10.5


             [FORM OF OPTION AGREEMENT UNDER THE AT&T LATIN AMERICA
                         2000 LONG TERM INCENTIVE PLAN]

AT&T Latin America 2000 Long Term Incentive Plan
NON-STATUTORY STOCK OPTION AGREEMENT
(CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE SAME MEANINGS AS IN THE PLAN)

Pursuant to the AT&T Latin America 2000 LONG TERM INCENTIVE PLAN (the "PLAN") of AT&T Latin America Corp. ("ATTL"), a copy of which has been delivered to you, you have been granted non-statutory options (the "OPTIONS") to purchase shares of ATTL Class A common stock from ATTL ("SHARES") in accordance with and subject to the terms of this Non-statutory Stock Option Agreement (this "AGREEMENT"). The Options and this Agreement are also subject to the terms and conditions of the Plan, which is made a part of and incorporated into this Agreement.

  [Name]                                             OPTIONEE ID
                                SOCIAL SECURITY NUMBER (US ONLY)
                                                         PLAN ID
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                     GRANT DATE     [    ]
                 EXERCISE PRICE     [    ]
      NUMBER OF OPTIONS GRANTED     [    ]
          GRANT EXPIRATION DATE     [    ]
                                    (This date is the date upon which this
                                    Option expires unless sooner terminated upon
                                    certain terminations of your employment as
                                    provided in the Plan and this Agreement.)
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     VESTING AND EXERCISABILITY     Except as otherwise
                                    provided in this Agreement, the Options
                                    shall vest and become exercisable on the third anniversary of the grant date.

     FRACTIONAL SHARES ROUNDED      At vesting, fractional shares will be
     DOWN ON VESTING                rounded down to the nearest whole share and
                                    all fractional shares that have been rounded down will become exercisable in the final vesting period.

     METHOD OF EXERCISE             The Options or any portion thereof may be
                                    exercised only upon payment of the exercise
                                    price thereof in full and in accordance with
                                    procedures established by the ATTL Board of
                                    Directors or the Committee. Payment shall be
                                    made: (i) in cash; (ii) by way of a
                                    broker-assisted cashless exercise method
                                    authorized by the Committee; (iii) by
                                    surrender of the Shares which (a) in the
                                    case of Shares acquired upon exercise of an
                                    Option, have been owned by you for more than
                                    six (6) months on the date of surrender, and
                                    (b) have a Fair Market Value on the date of
                                    surrender equal to the aggregate exercise
                                    price of the Shares on which the Option is
                                    being exercised; (iv) a combination of these
                                    methods; or (v) any other method authorized
                                    by the Committee. Exercise of the Option
                                    shall take effect as soon as practicable
                                    after the date that (i) the notice of
                                    exercise and the payment of the exercise
                                    price are actually received by ATTL in
                                    accordance with the procedures established
                                    by the ATTL Board of Directors or the
                                    Committee and (ii) you have made
                                    arrangements to pay any "tax related items"
                                    as described in the section entitled "Tax
                                    Reporting and Payment Liability."
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     DELIVERY OF SHARES             Within a reasonable period after
                                    the Option is exercised, ATTL will deliver
                                    to you or your legal representative a
                                    statement reflecting ownership of Shares, if
                                    any, in the form of book entry ("OWNERSHIP
                                    STATEMENT") or certificates for the number
                                    of Shares with respect to the Options you
                                    exercised. Neither you nor your legal
                                    representative shall be, or have any of the
                                    rights and privileges of, a shareholder of
                                    ATTL in respect of any Shares purchasable
                                    upon the exercise of this Option, in whole
                                    or in part, unless and until the Ownership
                                    Statement or certificates for such Shares
                                    have been issued to you or your legal
                                    representative.
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     FORFEITURE OF OPTIONS          If at any time, the Committee determines
     FOR CAUSE                      that, either during or after your employment
                                    with ATTL or an ATTL subsidiary
                                    ("Subsidiary"), you engaged in conduct that
                                    constitutes "Cause" (as defined below), all
                                    of the Options that are outstanding at such
                                    time shall immediately terminate and be
                                    cancelled upon such determination by the
                                    Committee. For purposes of this provision,
                                    "Cause" means:
                                    (a) fraudulent or dishonest conduct (as
                                        determined by a finding, order,
                                        judgment or decree in any court or
                                        administrative agency of competent
                                        jurisdiction, in any action or
                                        proceeding, whether civil,
                                        criminal, administrative or
                                        investigative);
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     FORFEITURE OF OPTIONS          (b)      conviction of, or entering into, a
                 FOR CAUSE                   plea of nolo contendere to a felony
               (CONTINUED)                   criminal offense or to a comparable
                                             crime in any jurisdiction that uses
                                             different nomenclature;
                                    (c)      gross negligence in the performance
                                             of your material employment-related
                                             duties or responsibilities;
                                    (d)      willful refusal to perform your
                                             material employment-related duties
                                             or responsibilities or
                                             intentionally or knowingly engaging
                                             in any activity that is in material
                                             conflict with or is materially
                                             adverse to the business interests
                                             of ATTL or any of its Subsidiaries,
                                             or their respective businesses; or
                                    (e)      breach of any material provision of
                                             any employment, confidentiality or
                                             similar agreement.

                                    Upon such a determination by the Committee,
                                    ATTL may disregard any attempted exercise of
                                    the Options by notice delivered prior to
                                    such determination (in which case, ATTL
                                    shall only be obligated to return to you any
                                    amounts remitted in order to exercise such
                                    Options) and you shall be obligated to repay
                                    to ATTL the net gain realized by you with
                                    respect to any Options exercised within the
                                    six-month period preceding the Committee's
                                    determination.
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     ACCELERATION OF VESTING        Your Options may vest early (accelerate) and
                                    become exercisable upon the first of any of the following events to occur:

                                    (i) your employment with ATTL or any
                                    Subsidiary terminates by reason of a
                                    Qualifying Termination of Employment. In that event, one-hundred percent (100%) of your outstanding Options shall accelerate and become exercisable as of the date of your termination of employment. If your employment with ATTL or any Subsidiary terminates for any reason other than as a result of a Qualifying Termination of Employment or for Cause, all unvested options shall terminate and be cancelled as of the date of your termination of employment. Any Options that have not been terminated and cancelled shall remain exercisable to the extent vested, until the earlier of three (3) months from your date of termination, or the original grant expiration date. A transfer within the consolidated entities of ATTL does not constitute a Qualifying Termination of Employment.

                                    (ii) [VARIES DEPENDING ON TERMS OF OPTION
                                    GRANT]
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     COMPETITION                    These Options shall be forfeited and
                                    cancelled if, without the consent of ATTL or
                                    any Subsidiary, you establish a relationship
                                    with a competitor of ATTL or a competitor of
                                    any Subsidiary or engage in any activity
                                    which is in conflict with or adverse to the
                                    interest of ATTL or any Subsidiary while
                                    employed by ATTL or any Subsidiary, or after
                                    termination of employment, as determined in
                                    accordance with the AT&T Latin America
                                    Non-Competition Guideline, a copy of which
                                    has been provided to you.
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     TRANSFERABILITY                This Option is not transferable by you
                                    except by will or the laws of descent and
                                    distribution, unless otherwise authorized by
                                    the Committee or its designee pursuant to
                                    the terms of the Plan. During your lifetime
                                    the Option may be exercised only by you or
                                    your guardian or legal representative,
                                    unless otherwise authorized by the Committee
                                    pursuant to the terms of the Plan.
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     ACKNOWLEDGEMENT AND            By entering into this Agreement and
     LIMITATION ON RIGHTS: NO       accepting the grant of the Option evidenced
     RIGHT TO FUTURE GRANTS;        hereby, you acknowledge that:
     EXTRAORDINARY ITEM OF          (i) the Plan is wholly discretionary in
     COMPENSATION                   nature and may be modified, suspended or
                                    terminated by ATTL at any time; (ii) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options;
                                    (iii) all determinations with respect to any future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of ATTL; (iv) your participation in the Plan is voluntary; (v) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any;
                                    (vi) the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits, termination indemnities, or similar payments; (vii) the vesting of the Option ceases upon termination of employment for any reason
                                    (including without limitation breach of
                                    contract), except as may otherwise be
                                    explicitly provided in the Plan and/or this Agreement; (viii) benefits are available only while you are employed by ATTL or any Subsidiary as provided in the Plan; (ix) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (j) your participation in the Plan shall not create a right to further employment with your employer and shall not interfere with the ability of your employer to terminate your employment with or without cause; and (k) if the underlying Shares do not increase in value, the Option will have no value.

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     DATA PRIVACY CONSENT           You hereby request and permit ATTL to
                                    access, store, process and transfer various personal and employment data concerning and relating to you, including the data identified below (the "DATA"), as often as necessary, to ATTL for the purpose of implementing, administering and managing your participation in the Plan. You further authorize ATTL, to the extent permitted by law, to transfer the Data to legitimate third parties who are or will be assisting ATTL in the implementation, administration and management of the Plan, including, but not limited to the following third parties:
                                    Salomon Smith Barney, Equiserve and their successors, if any. You further authorize ATTL, Salomon Smith Barney, Equiserve and other legitimate third parties, including without limitation any other broker or third party plan administrator, if any, to receive, possess, use, retain and transfer the Data, in electronic or other form, for purposes of implementing, administrating and managing your participation in the Plan.

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     TAX REPORTING AND              ATTL will determine the tax, social
     PAYMENT LIABILITY              insurance and any other payroll tax
                                    withholding and reporting required in
                                    connection with the Option ("TAX-RELATED
                                    ITEMS"), including the grant, vesting or exercise of the Option or sale of shares acquired pursuant to such exercise. These requirements may change from time to time as laws or interpretations change. Regardless of ATTL's actions in this regard, you hereby acknowledge and agree that the ultimate liability for any and all tax-related items is and remains your responsibility and liability and that ATTL (i) makes no representations nor undertakings regarding treatment of any tax-related items in connection with any aspect of the Option, including the grant, vesting or exercise of the Option and the subsequent sale of Shares, if any, acquired pursuant to such exercise; and (ii) does not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability regarding tax-related items.

                                    In the event ATTL determines that it must
                                    withhold any tax-related items as a result
                                    of your participation in the Plan, you
                                    agree, as a condition of the grant of the
                                    Option, to make arrangements satisfactory to
                                    ATTL to enable ATTL to satisfy all
                                    withholding requirements, including, but not
                                    limited to, withholding any applicable
                                    tax-related items from the proceeds of the
                                    Option exercise. Additionally, you authorize
                                    ATTL to withhold all applicable withholding
                                    taxes from your wages. Furthermore, you
                                    shall pay ATTL any amount of taxes ATTL may
                                    be required to withhold as a result of your
                                    participation in the Plan or your purchase
                                    of Shares, if any, that cannot be satisfied
                                    by deduction from your wages or other cash
                                    compensation paid to you by ATTL.
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     OTHER CORPORATE PROVISIONS     The issuance of the Shares under this
                                    Agreement is subject to all applicable laws, rules and regulations.

                                    No Shares shall be issued upon exercise of any Options if the exercise would result in a violation of applicable laws, rules and regulations and unless and until ATTL is satisfied that the actions required to be taken in respect of the applicable laws, rules and regulations have been or will be taken. Without limiting the generality of the foregoing, if ATTL shall determine that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory agency or authority or national securities exchange, is necessary or desirable as a condition of, or in connection with, the exercise of the Option, no portion of the Option may be exercised until or unless such listing, registration, qualification, consent or approval shall have been effected or obtained.

                                    Any determinations or decisions made or
                                    actions taken arising out of or in
                                    connection with the interpretation and
                                    administration of this Agreement and the Plan by the ATTL Board of Directors or the Committee shall be final and conclusive.

                                    This Agreement may be amended by each of the ATTL Board of Directors or the Committee in its sole discretion provided that no such amendment shall impair your rights hereunder without your consent. You will be given written notice of any such amendment as promptly as practicable after its adoption.

                                    The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to any principles or rules relating to conflicts of laws.
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By your signature below, you agree that these Options are granted under and governed by the AT&T Latin America 2000 Long Term Incentive Plan, the AT&T Latin America Non-Competition Guideline, a copy of which has been given to you, and this Agreement.

Accepted By:                             AT&T Latin America Corp.



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Employee                   Date          By:                      Date






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